Exhibit 99.3

VENTAS, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

As of and For the Six Months Ended June 30, 2015 and For the Year Ended December 31, 2014

On August 4, 2015, Ventas completed its acquisition of Ardent Medical Services, Inc. (“AHS”).  Concurrent with the closing of the transaction, the Company separated AHS’s hospital operations from its owned real estate and sold the hospital operations to a newly formed and capitalized operating company (“Ardent”).  An entity controlled by Equity Group Investments acquired a majority stake in Ardent, while Ventas retained a 9.9 percent interest and AHS management retained a significant ownership stake.

Also, on August 17, 2015, Ventas, Inc. (“Ventas” or the “Company”), entered into a Separation and Distribution Agreement with Care Capital Properties, Inc. (“CCP”), pursuant to which the Company agreed to transfer most of its post-acute / skilled nursing facility portfolio to CCP and distribute all of the Company-owned common stock of CCP to the Company’s stockholders in a distribution intended to be tax-free to the Company’s stockholders (the “Distribution”). The Distribution was effective at 11:59 p.m., Eastern Time, on August 17, 2015 (the “Effective Time”) to the Company’s stockholders of record as of the close of business on August 10, 2015. As a result of the Distribution, CCP is now an independent public company and its common stock is listed under the symbol “CCP” on the New York Stock Exchange.

The following unaudited pro forma condensed consolidated financial information sets forth:

•             The historical consolidated financial information of Ventas as of and for the six months ended June 30, 2015, derived from Ventas’s unaudited consolidated financial statements, and the historical consolidated statement of income information of Ventas for the year ended December 31, 2014, derived from Ventas’s audited consolidated financial statements;

•             Pro forma adjustments to give effect of the spin-off of CCP on August 17, 2015 on Ventas’s consolidated balance sheet as of June 30, 2015, as if the spin-off occurred on June 30, 2015;

•             Pro forma adjustments to give effect of the AHS transaction on August 4, 2015 on Ventas’s consolidated balance sheet as of June 30, 2015, as if the transaction occurred on June 30, 2015;

•             Pro forma adjustments to give effect to Ventas’s other 2015 and 2014 transactions, including the 2015 acquisitions of American Realty Capital Healthcare Trust, Inc. (“HCT”) and 12 skilled nursing facilities, and other 2015 and 2014 significant debt activity, on Ventas’s consolidated statements of income for the six months ended June 30, 2015 and for the year ended December 31, 2014, as if these transactions occurred on January 1, 2014;

•             Pro forma adjustments to give effect of the spin-off of CCP on August 17, 2015 on Ventas’s consolidated statements of income for the six months ended June 30, 2015 and for the year ended December 31, 2014, as if the spin-off occurred on January 1, 2014; and

•             Pro forma adjustments to give effect of the AHS transaction on August 4, 2015 on Ventas’s consolidated statements of income for the six months ended June 30, 2015 and for the year ended December 31, 2014, as if the transaction occurred on January 1, 2014; and

These unaudited pro forma condensed consolidated financial statements have been prepared for informational purposes only and are based on assumptions and estimates considered appropriate by Ventas’s management; however, they are not necessarily indicative of what Ventas’s consolidated financial condition or results of operations actually would have been assuming the transactions had been consummated as of the dates indicated, nor do they purport to represent Ventas’s consolidated financial position or results of operations for future periods. These unaudited pro forma condensed consolidated financial statements do not include the impact of any synergies that may be achieved in the transactions or any strategies that management may consider in order to continue to efficiently manage Ventas’s operations.  This pro forma condensed consolidated financial information should be read in conjunction with:

•             Ventas’s unaudited consolidated financial statements and the related notes thereto as of and for the six months ended June 30, 2015 included in the Company’s Quarterly Report on Form 10-Q for the quarter then ended, filed with the Securities and Exchange Commission (“SEC”) on July 27, 2015;

•             Ventas’s audited consolidated financial statements and the related notes thereto as of and for the year ended December 31, 2014 included in the Company’s Annual Report on Form 10-K for the year then ended, filed with the SEC on February 13, 2015;

•             CCP’s Predecessors combined consolidated financial statements and the related notes thereto as of and for the year ended December 31, 2014 included in its information statement on Form 10 filed with the SEC on July 30, 2015; and

•             The audited consolidated financial statements of AHS Medical Holdings LLC, the 100% parent company of AHS (“AHS Medical Holdings”), as of and for the year ended December 31, 2014, included in this Current Report on Form 8-K/A; and

•             The unaudited condensed consolidated financial statements of AHS Medical Holdings as of and for the six months ended June 30, 2015, included in this Current Report on Form 8-K/A.

VENTAS, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of June 30, 2015

(In thousands)

	Ventas Historical	CCP Spin-Off Adjustments (A)	Pro Forma for CCP Spin-Off Adjustments	AHS Medical Holdings LLC Historical (B)	AHS Transaction Adjustments (C)		Total Pro Forma
Assets
Net real estate investments	$22,239,965	$(2,597,111)	$19,642,854	$836,755	$474,226	(D)	$20,953,835
Cash and cash equivalents	60,532	206,584	267,116	193,624	(164,151)	(E)	296,589
Escrow deposits and restricted cash	193,960	—	193,960	—	—		193,960
Deferred financing costs, net	68,284	(1,642)	66,642	—	8,905	(F)	75,547
Other assets	1,712,421	(159,768)	1,552,653	1,008,793	(982,511)	(G)	1,578,935
Total assets	$24,275,162	$(2,551,937)	$21,723,225	$2,039,172	$(663,531)		$23,098,866
Liabilities and equity
Liabilities:
Senior notes payable and other debt	$11,507,861	$(1,059,680)	$10,448,181	$870,451	$529,549	(H)	$11,848,181
Accrued interest	77,631	—	77,631	—	—		77,631
Accounts payable and other liabilities	1,026,359	(205,941)	820,418	407,594	(399,691)	(I)	828,321
Deferred income taxes	370,161	—	370,161	—	—		370,161
Total liabilities	12,982,012	(1,265,621)	11,716,391	1,278,045	129,858		13,124,294
Redeemable OP unitholder and noncontrolling interests	199,404	—	199,404	378,922	(378,922)		199,404
Commitments and contingencies
Equity:
Total Ventas stockholders’ equity	11,027,483	(1,281,556)	9,745,927	343,825	(376,087)		9,713,665
Noncontrolling interest	66,263	(4,760)	61,503	38,380	(38,380)		61,503
Total equity	11,093,746	(1,286,316)	9,807,430	382,205	(414,467)		9,775,168
Total liabilities and equity	$24,275,162	$(2,551,937)	$21,723,225	$2,039,172	$(663,531)		$23,098,866

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

VENTAS, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

For the Six Months Ended June 30, 2015

(In thousands, except per share amounts)

	Ventas Historical	Other 2015 Transactions (J)	Pro Forma for Other 2015 Transactions	CCP Spin-Off Adjustments (A)	Pro Forma for Other 2015 Transactions and CCP Spin- Off Adjustments	AHS Medical Holdings LLC Historical (B)	AHS Transaction Adjustments (K)		Total Pro Forma
Revenues:
Rental income:
Triple-net leased	$526,768	$2,816	$529,584	$(159,152)	$370,432	$—	$52,500	(L)	$422,932
Medical office buildings	277,393	5,004	282,397	—	282,397	—	—		282,397
	804,161	7,820	811,981	(159,152)	652,829	—	52,500		705,329
Resident fees and services	901,559	6,402	907,961	—	907,961	982,599	(982,599)		907,961
Medical office building and other services revenue	19,951	—	19,951	—	19,951	—	—		19,951
Income from loans and investments	48,967	37	49,004	(1,725)	47,279	—	—		47,279
Interest and other income	708	—	708	(63)	645	28,015	(28,015)		645
Total revenues	1,775,346	14,259	1,789,605	(160,940)	1,628,665	1,010,614	(958,114)		1,681,165
Expenses:
Interest	214,181	(3,774)	210,407	(12,463)	197,944	38,129	(21,791)	(M)	214,282
Depreciation and amortization	496,636	14,430	511,066	(67,192)	443,874	42,775	(25,028)	(N)	461,621
Property-level operating expenses:
Senior living	597,614	4,826	602,440	—	602,440	887,613	(887,613)		602,440
Medical office buildings	85,670	883	86,553	—	86,553	—	—		86,553
	683,284	5,709	688,993	—	688,993	887,613	(887,613)		688,993
Medical office building services costs	12,682	—	12,682	—	12,682	—	—		12,682
General, administrative and professional fees	68,292	3,364	71,656	(5,000)	66,656	—	—		66,656
Gain on extinguishment of debt, net	(434)	—	(434)	—	(434)	—	—		(434)
Merger-related expenses and deal costs	49,757	—	49,757	(3,755)	46,002	—	—		46,002
Other	10,387	—	10,387	(1,019)	9,368	—	—		9,368
Total expenses	1,534,785	19,729	1,554,514	(89,429)	1,465,085	968,517	(934,432)		1,499,170
Income (loss) before loss from unconsolidated entities, income taxes, discontinued operations, real estate dispositions and noncontrolling interest	240,561	(5,470)	235,091	(71,511)	163,580	42,097	(23,682)		181,995
(Loss) income from unconsolidated entities	(242)	—	(242)	—	(242)	—	1,500	(O)	1,258
Income tax benefit	17,039	2,262	19,301	—	19,301	(10,127)	10,127		19,301
Income (loss) from continuing operations	257,358	(3,208)	254,150	(71,511)	182,639	31,970	(12,055)		202,554
Gain on real estate dispositions	14,155	—	14,155	—	14,155	2,491	(2,491)		14,155
Income (loss) from continuing operations, including real estate dispositions	271,513	(3,208)	268,305	(71,511)	196,794	34,461	(14,546)		216,709
Net income (loss) attributable to noncontrolling interest	894	—	894	(112)	782	21,419	(21,419)		782
Income (loss) from continuing operations attributable to common stockholders, including real estate dispositions	$270,619	$(3,208)	$267,411	$(71,399)	$196,012	$13,042	$6,873		$215,927
Income from continuing operations attributable to common stockholders per common share, including real estate dispositions:
Basic	$0.82	N/A	$0.81	N/A	$0.59	N/A	N/A		$0.65
Diluted	$0.82	N/A	$0.81	N/A	$0.59	N/A	N/A		$0.65
Weighted average shares used in computing earnings per common share:
Basic	327,890	N/A	327,890	N/A	327,890	N/A	N/A		327,890
Diluted	331,424	N/A	331,424	N/A	331,424	N/A	N/A		331,424

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

VENTAS, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

For the Year Ended December 31, 2014

(In thousands, except per share amounts)

	Ventas Historical	Other 2015 and 2014 Transactions (J)	Pro Forma for Other 2015 and 2014 Transactions	CCP Spin-Off Adjustments (A)	Pro Forma for Other 2015 and 2014 Transactions and CCP Spin- Off Adjustments	AHS Medical Holdings LLC Historical (B)	AHS Transaction Adjustments (K)		Total Pro Forma
Revenues:
Rental income:
Triple-net leased	$970,377	$44,987	$1,015,364	$(327,490)	$687,874	$—	$105,000	(L)	$792,874
Medical office buildings	463,618	110,167	573,785	—	573,785	—	—		573,785
	1,433,995	155,154	1,589,149	(327,490)	1,261,659	—	105,000		1,366,659
Resident fees and services	1,552,951	155,454	1,708,405	—	1,708,405	1,760,021	(1,760,021)		1,708,405
Medical office building and other services revenue	29,364	—	29,364	2,500	31,864	—	—		31,864
Income from loans and investments	55,169	880	56,049	(3,400)	52,649	—	—		52,649
Interest and other income	4,267	11	4,278	(2)	4,276	266,847	(266,847)		4,276
Total revenues	3,075,746	311,499	3,387,245	(328,392)	3,058,853	2,026,868	(1,921,868)		3,163,853
Expenses:
Interest	376,842	53,568	430,410	(24,895)	405,515	87,170	(54,964)	(M)	437,721
Depreciation and amortization	826,911	167,115	994,026	(116,953)	877,073	103,253	(67,759)	(N)	912,567
Property-level operating expenses:
Senior living	1,036,556	105,736	1,142,292	—	1,142,292	1,831,365	(1,831,365)		1,142,292
Medical office buildings	158,542	20,939	179,481	—	179,481	—	—		179,481
	1,195,098	126,675	1,321,773	—	1,321,773	1,831,365	(1,831,365)		1,321,773
Medical office building services costs	17,092	—	17,092	—	17,092	—	—		17,092
General, administrative and professional fees	121,746	11,756	133,502	(10,000)	123,502	—	—		123,502
Loss on extinguishment of debt, net	5,564	—	5,564	6,881	12,445	—	—		12,445
Merger-related expenses and deal costs	45,051	—	45,051	(1,547)	43,504	—	32,262	(P)	75,766
Other	38,925	—	38,925	(13,183)	25,742	—	—		25,742
Total expenses	2,627,229	359,114	2,986,343	(159,697)	2,826,646	2,021,788	(1,921,826)		2,926,608
Income (loss) before loss from unconsolidated entities, income taxes, discontinued operations, real estate dispositions and noncontrolling interest	448,517	(47,615)	400,902	(168,695)	232,207	5,080	(42)		237,245
(Loss) income from unconsolidated entities	(139)	—	(139)	—	(139)	—	3,000	(O)	2,861
Income tax benefit	8,732	21,409	30,141	—	30,141	62,517	(62,517)		30,141
Income (loss) from continuing operations	457,110	(26,206)	430,904	(168,695)	262,209	67,597	(59,559)		270,247
Gain on real estate dispositions	17,970	—	17,970	61	18,031	148,962	(148,962)		18,031
Income (loss) from continuing operations, including real estate dispositions	475,080	(26,206)	448,874	(168,634)	280,240	216,559	(208,521)		288,278
Net income (loss) attributable to noncontrolling interest	1,419	—	1,419	(185)	1,234	39,302	(39,302)		1,234
Income (loss) from continuing operations attributable to common stockholders	$473,661	$(26,206)	$447,455	$(168,449)	$279,006	$177,257	$(169,219)		$287,044
Income (loss) from continuing operations attributable to common stockholders per common share, including real estate dispositions:
Basic	$1.61	N/A	$1.39	N/A	$0.86	N/A	N/A		$0.89
Diluted	$1.59	N/A	$1.37	N/A	$0.86	N/A	N/A		$0.88
Weighted average shares used in computing earnings per common share:
Basic	294,175	28,415	322,590	N/A	322,590	N/A	N/A		322,590
Diluted	296,677	29,533	326,210	N/A	326,210	N/A	N/A		326,210

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

VENTAS, INC.

NOTES AND MANAGEMENT’S ASSUMPTIONS TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

NOTE 1 - BASIS OF PRO FORMA PRESENTATION

Ventas, Inc. (“Ventas” or the “Company”) is a real estate investment trust (“REIT”) with a geographically diverse portfolio of seniors housing and healthcare properties in the United States, Canada and the United Kingdom.  The historical consolidated financial statements of Ventas include the accounts of the Company and its wholly owned subsidiaries and joint venture entities over which it exercises control.

On August 4, 2015, Ventas completed its acquisition of Ardent Medical Services, Inc. (“AHS”).  Concurrent with the closing of the transaction, the Company separated AHS’s hospital operations from its owned real estate and sold the hospital operations to a newly formed and capitalized operating company (“Ardent”).  An entity controlled by Equity Group Investments acquired a majority stake in Ardent, while Ventas retained a 9.9 percent interest and AHS management retained a significant ownership stake.

Also, on August 17, 2015, Ventas, Inc. (“Ventas” or the “Company”), entered into a Separation and Distribution Agreement with Care Capital Properties, Inc. (“CCP”), pursuant to which the Company agreed to transfer most of its post-acute / skilled nursing facility portfolio to CCP and distribute all of the Company-owned common stock of CCP to the Company’s stockholders in a distribution intended to be tax-free to the Company’s stockholders (the “Distribution”). The Distribution was effective at 11:59 p.m., Eastern Time, on August 17, 2015 (the “Effective Time”) to the Company’s stockholders of record as of the close of business on August 10, 2015. As a result of the Distribution, CCP is now an independent public company and its common stock is listed under the symbol “CCP” on the New York Stock Exchange.

NOTE 2 - ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(A)  Reflects the financial statement effects of the spin-off of CCP on August 17, 2015.  Adjustments also reflect the financial statement effects of the transition services arrangement entered into with CCP, a $1.3 billion distribution received by Ventas from CCP and the repayment of $1.1 billion of Ventas indebtedness and related fees.

(B) Reflects unaudited historical financial condition and results of operations of AHS Medical Holdings LLC, the 100% parent company of AHS (“AHS Medical Holdings”), as of and for the six months ended June 30, 2015 and the audited historical results of operations of AHS Medical Holdings for the year ended December 31, 2014.  Certain amounts have been reclassified to conform to Ventas’s presentation, including the classification of patient service revenue as resident fees and services, the classification of all operating expenses as senior living property-level operating expenses, the classification of accrued preferred dividends as net income (loss) from noncontrolling interest and the classification of certain noncontrolling interests and redeemable preferred units and accrued dividends as redeemable OP unitholder and noncontrolling interests.

(C)  Reflects adjustments to record the acquisition date fair value of the real estate acquired from AHS.  Also, adjustments reflect the elimination of all operating assets and liabilities now owned by Ardent, including senior notes payable and other debt and noncontrolling interest.

(D)  Reflects the increase over AHS Medical Holdings’s historical investment in real estate based upon Ventas’s initial estimate of the acquisition date fair value for the acquired tangible and intangible real estate assets.  These initial values are as follows (in millions):

Land and improvements	$97
Buildings and improvements	1,137
Acquired lease intangibles	77
Initial fair value of net real estate investments	$1,311

(E)        Reflects the issuance in July 2015 of $500.0 million aggregate principal amount of 4.125% senior notes due 2026 and proceeds from an August 2015 $900.0 million five year variable rate term loan, partially offset by $1.4 billion of cash paid at closing of the AHS transaction.

(F)         Reflects the payment of deferred financing costs related to the July 2015 senior note issuance and the August 2015 term loan proceeds.

(G)       Reflects the value of Ventas’s 9.9% ownership interest in Ardent.

(H)      Reflects the issuance in July 2015 of $500.0 million aggregate principal amount of 4.125% senior notes due 2026 and proceeds from an August 2015 $900.0 million five year term loan, partially offset by the elimination of $870.5 million of AHS Medical Holdings LLC debt not assumed as part of the transaction.

(I)  Reflects certain opening balance sheet liabilities of $7.9 million related to the real estate assets acquired as part of the AHS transaction.

(J)           Adjustments reflect the financial statement effects of Ventas’s January 2015 acquisitions of American Realty Capital Healthcare Trust, Inc. (“HCT”) and 12 skilled nursing facilities, of which certain HCT properties and all 12 skilled nursing facilities were included in the spin-off of CCP on August 17, 2015.  Adjustments also reflect the Company’s senior note debt issuances and maturities during the six months ended June 30, 2015 and the year ended December 31, 2014, as if those transactions were consummated on January 1, 2014.

The adjustment to general, administrative and professional fees reflects the actual savings that Ventas expects to realize after the spin-off, which is lower than its allocation of historical expenses to CCP, due to costs related to corporate functions that both CCP and Ventas will incur as independent publicly traded companies, such as executive oversight, treasury, finance, legal, human resources, tax planning, internal audit, financial reporting, information technology and investor relations.

(K)       Reflects adjustments to record the income statement effect of the AHS transaction. Also, adjustments reflect the elimination of all income and expense items related to AHS Medical Holdings LLC, the 100% parent company of AHS.

(L)        Adjustment reflects $105.0 million annual rental income to be received relating to the leases of the AHS real estate.

(M)    Adjustments reflect the financial statement effects of Ventas’s issuance in July 2015 of $500.0 million aggregate principal amount of 4.125% senior notes due 2026 and an August 2015 $900.0 million five year variable rate term loan.

AHS Acquisition Adjustments

(N)       Based on its initial estimate of the acquisition date fair values of real estate from the AHS transaction, Ventas expects to record the following fair values to the asset classes: $97 million to land and improvements, $1.1 billion to buildings and improvements, and $77 million to acquired in-place lease intangibles. Depreciation expense is calculated on a straight-line basis based on Ventas’s fair value determinations and its estimates of the remaining useful lives of each asset.  The adjustment to depreciation and amortization reflects the following components (in thousands):

	Weighted Average Useful Life (Years)	For the Six Months Ended June 30, 2015	For the Year Ended December 31, 2014
Ventas’s AHS acquisition adjustments for depreciation and amortization, by asset type:
Land improvements	9	$961	$1,922
Building and improvements	40	15,473	30,947
In-place lease intangibles	30	1,313	2,625
Adjustment for depreciation and amortization		$17,747	$35,494

(O)       Adjustment reflects the estimate of Ventas’s proportionate share of net income from its 9.9% ownership interest in Ardent.

(P)         Reflects the payment of certain merger related expenses and deal costs at the time of the closing of the AHS transaction.

NOTE 3 - FUNDS FROM OPERATIONS AND NORMALIZED FUNDS FROM OPERATIONS

VENTAS, INC.

UNAUDITED PRO FORMA FFO AND NORMALIZED FFO

For the Six Months Ended June 30, 2015

(In thousands, except per share amounts)

	Ventas Historical	Other 2015 Transactions	Pro Forma for Other 2015 Transactions	CCP Spin- Off Adjustments	Pro Forma for Other 2015 Transactions and CCP Spin-Off Adjustments	AHS Medical Holdings Historical	AHS Acquisition Adjustments	Total Pro Forma

Income (loss) from continuing operations attributable to common stockholders, including real estate dispositions	$270,619	$(3,208)	$267,411	$(71,399)	$196,012	$13,042	$6,873	$215,927
Discontinued operations	(356)	—	(356)	—	(356)	(9)	9	(356)
Net income (loss) attributable to common stockholders	270,263	(3,208)	267,055	(71,399)	195,656	13,033	6,882	215,571
Adjustments:
Real estate depreciation and amortization	493,043	14,430	507,473	(67,192)	440,281	42,775	(25,028)	458,028
Real estate depreciation related to noncontrolling interest	(4,016)	—	(4,016)	134	(3,882)	—	—	(3,882)
Real estate depreciation related to unconsolidated entities	2,926	—	2,926	—	2,926	—	—	2,926
Gain on real estate dispositions	(14,155)	—	(14,155)	—	(14,155)	(2,491)	2,491	(14,155)
Discontinued operations:
Gain on real estate dispositions	(277)	—	(277)	—	(277)	—	—	(277)
Depreciation on real estate assets	24	—	24	—	24	—	—	24
FFO	747,808	11,222	759,030	(138,457)	620,573	53,317	(15,655)	658,235
Adjustments:
Change in fair value of financial instruments	24	—	24	—	24	—	—	24
Non-cash income tax benefit	(18,239)	(2,262)	(20,501)	—	(20,501)	—	—	(20,501)
Gain on extinguishment of debt, net	(18)	—	(18)	—	(18)	—	—	(18)
Merger-related expenses, deal costs and re-audit costs	51,137	—	51,137	(3,755)	47,382	—	—	47,382
Amortization of other intangibles	1,182	—	1,182	—	1,182	—	—	1,182
Normalized FFO	$781,894	$8,960	$790,854	$(142,212)	$648,642	$53,317	$(15,655)	$686,304

	Ventas Historical	Total Pro Forma

Income from continuing operations attributable to common stockholders, including real estate dispositions	$0.82	$0.65
Discontinued operations	(0.00)	(0.00)
Net income attributable to common stockholders	0.82	0.65
Adjustments:
Real estate depreciation and amortization	1.49	1.38
Real estate depreciation related to noncontrolling interest	(0.01)	(0.01)
Real estate depreciation related to unconsolidated entities	0.01	0.01
Gain on real estate dispositions	(0.04)	(0.04)
Discontinued operations:
Gain on real estate dispositions	(0.00)	(0.00)
Depreciation on real estate assets	0.00	0.00
FFO	2.26	1.99
Adjustments:
Change in fair value of financial instruments	0.00	0.00
Non-cash income tax benefit	(0.06)	(0.06)
Gain on extinguishment of debt, net	(0.00)	(0.00)
Merger-related expenses, deal costs and re-audit costs	0.15	0.14
Amortization of other intangibles	0.00	0.00
Normalized FFO	$2.36	$2.07

Dilutive shares outstanding used in computing FFO and normalized FFO per common share	331,424	331,424

(1) Per share amounts may not add due to rounding.

VENTAS, INC.

UNAUDITED PRO FORMA FFO AND NORMALIZED FFO

For the Year Ended December 31, 2014

(In thousands, except per share amounts)

	Ventas Historical	Other 2015 and 2014 Transactions	Pro Forma for Other 2015 and 2014 Transactions	CCP Spin- Off Adjustments	Pro Forma for Other 2015 and 2014 Transactions and CCP Spin-Off Adjustments	AHS Medical Holdings Historical	AHS Acquisition Adjustments	Total Pro Forma

Income (loss) from continuing operations attributable to common stockholders, including real estate dispositions	$473,661	$(26,206)	$447,455	$(168,449)	$279,006	$177,257	$(169,219)	$287,044
Discontinued operations	2,106	—	2,106	—	2,106	(293)	293	2,106
Net income (loss) attributable to common stockholders	475,767	(26,206)	449,561	(168,449)	281,112	176,964	(168,926)	289,150
Adjustments:
Real estate depreciation and amortization	820,344	167,115	987,459	(116,953)	870,506	103,253	(67,759)	906,000
Real estate depreciation related to noncontrolling interest	(10,314)	—	(10,314)	427	(9,887)	—	—	(9,887)
Real estate depreciation related to unconsolidated entities	5,792	—	5,792	—	5,792	—	—	5,792
Gain on real estate dispositions	(17,970)	—	(17,970)	(61)	(18,031)	(148,962)	148,962	(18,031)
Discontinued operations:
Gain on real estate dispositions	(1,494)	—	(1,494)	—	(1,494)	—	—	(1,494)
Depreciation on real estate assets	1,555	—	1,555	—	1,555	—	—	1,555
FFO	1,273,680	140,909	1,414,589	(285,036)	1,129,553	131,255	(87,723)	1,173,085
Adjustments:
Change in fair value of financial instruments	5,121	—	5,121	—	5,121	—	—	5,121
Non-cash income tax benefit	(9,431)	(21,409)	(30,840)	—	(30,840)	—	—	(30,840)
Loss on extinguishment of debt, net	5,013	—	5,013	—	5,013	—	—	5,013
Merger-related expenses, deal costs and re-audit fees	54,389	—	54,389	(1,547)	52,842	—	32,262	85,104
Amortization of other intangibles	1,246	—	1,246	—	1,246	—	—	1,246
Normalized FFO	$1,330,018	$119,500	$1,449,518	$(286,583)	$1,162,935	$131,255	$(55,461)	$1,238,729

	Ventas Historical	Total Pro Forma

Income from continuing operations attributable to common stockholders, including real estate dispositions	$1.59	$0.88
Discontinued operations	0.01	0.01
Net income attributable to common stockholders	1.60	0.89
Adjustments:
Real estate depreciation and amortization	2.77	2.78
Real estate depreciation related to noncontrolling interest	(0.03)	(0.03)
Real estate depreciation related to unconsolidated entities	0.02	0.02
Gain on real estate dispositions	(0.06)	(0.06)
Discontinued operations:
Gain on real estate dispositions	(0.01)	(0.00)
Depreciation on real estate assets	0.01	0.00
FFO	4.29	3.60
Adjustments:
Change in fair value of financial instruments	0.02	0.02
Non-cash income tax benefit	(0.03)	(0.09)
Loss on extinguishment of debt, net	0.02	0.02
Merger-related expenses, deal costs and re-audit costs	0.18	0.26
Amortization of other intangibles	0.00	0.00
Normalized FFO	$4.48	$3.80

Dilutive shares outstanding used in computing FFO and normalized FFO per common share	296,677	326,210

(1) Per share amounts may not add due to rounding.

Unaudited pro forma Funds From Operations (“FFO”) and normalized FFO are presented herein for informational purposes only and are based on available information and assumptions that the Company’s management believes to be reasonable; however, they are not necessarily indicative of what Ventas’s FFO or normalized FFO actually would have been assuming the transactions had occurred as of the dates indicated.

Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time.  However, since real estate values historically have risen or fallen with market conditions, many industry investors deem presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.  To overcome this problem, Ventas considers FFO and normalized FFO to be appropriate measures of operating performance of an equity REIT.  In particular, Ventas believes that normalized FFO is useful because it allows investors, analysts and Ventas management to compare Ventas’s operating performance to the operating performance of other real estate companies and between periods on a consistent basis without having to account for differences caused by unanticipated items and other events such as transactions and litigation.  In some cases, Ventas provides information about identified non-cash components of FFO and normalized FFO because it allows investors, analysts and Ventas management to assess the impact of those items on Ventas’s financial results.

Ventas uses the National Association of Real Estate Investment Trusts (“NAREIT”) definition of FFO.  NAREIT defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of real estate property, including gain on re-measurement of equity method investments, and impairment write-downs of depreciable real estate, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.  Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect FFO on the same basis.  Ventas defines normalized FFO as FFO excluding the following income and expense items (which may be recurring in nature): (a) merger-related costs and expenses, including amortization of intangibles, transition and integration expenses, and deal costs and expenses, including expenses and recoveries relating to the Company’s acquisition lawsuits; (b) the impact of any expenses related to asset impairment and valuation allowances, the write-off of unamortized deferred financing fees, or additional costs, expenses, discounts, make-whole payments, penalties or premiums incurred as a result of early retirement or payment of the Company’s debt; (c) the non-cash effect of income tax benefits or expenses and derivative transactions that have non-cash mark-to-market impacts on the Company’s consolidated statements of income; (d) the impact of future acquisitions or divestitures (including pursuant to tenant options to purchase) and capital transactions; (e) the financial impact of contingent consideration, severance-related costs, charitable donations made to the Ventas Charitable Foundation, gains and losses for non-operational foreign currency hedge agreements and changes in the fair value of financial instruments; and (f) expenses related to the re-audit and re-review of the Company’s historical financial statements and related matters.

FFO and normalized FFO presented herein may not be identical to FFO and normalized FFO presented by other real estate companies due to the fact that not all real estate companies use the same definitions.  FFO and normalized FFO should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of Ventas’s financial performance or as alternatives to cash flow from operating activities (determined in accordance with GAAP) as measures of Ventas’s liquidity, nor is FFO and normalized FFO necessarily indicative of sufficient cash flow to fund all of Ventas’s needs.  Ventas believes that in order to facilitate a clear understanding of Ventas’s consolidated historical operating results, FFO and normalized FFO should be examined in conjunction with net income as presented in the unaudited pro forma condensed consolidated financial statements.